Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 28, 2004                                    /s/Richard T. Hale
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder Lifecycle Long Range
                                                Fund, a series of Scudder
                                                Advisor Funds III

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 28, 2004                                      /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Lifecycle Long Range
                                                  Fund, a series of Scudder
                                                  Advisor Funds III